                                                                  Delaware Group

                                                               Money Market Fund

                                                                        Tax-Free

                                                                      Money Fund

        (various photos demonstrating service and guidance, professional management and goals)

service and guidance

                                                         professional management

goals

                                                                          1997
                                                                          Annual
                                                                          Report

DELAWARE
GROUP
--------

May 9, 1997

Dear Shareholder:

For the fiscal year ended April 30, 1997, Tax-Free Money Fund A Class and Consultant Class provided a total return of +2.79%. The seven-day annualized yield for both classes was 3.18% as of April 30 while the average effective maturity of securities in the Fund's portfolio was 36 days.
        Interest rates on long-term fixed income securities have been volatile since autumn, while the yields available on money market funds have remained within a relatively narrow range. During the period, the U.S. economy grew more rapidly than was expected while the Federal Reserve Board's monetary policy effectively kept inflation in check.
        Unlike longer term bond funds, a money market fund such as Tax-Free Money Fund derives all of its total return from income and does not offer any opportunities for capital gains. Still, it can be a sensible place for money you plan to move to other investments in the future.
        For investors seeking to broaden their municipal bond investment opportunities, I am pleased to report that the Voyageur fund family of Minneapolis joined Delaware Group on April 30, 1997. Our acquisition doubled Delaware's municipal bond assets under management to more than $5 billion, providing us with a greater depth of expertise in this asset class.
        Delaware now offers 32 single-state and national municipal bond funds covering 17 states, including California, Florida and New York.
        As always, Delaware remains committed to providing our Tax-Free Money Fund shareholders with share price stability, liquidity and tax-exempt income. I thank you for the opportunity you've given us to serve your investing needs.

Sincerely,

/s/ Wayne A. Stork
------------------

Wayne A. Stork
Chairman, President and Chief Executive Officer

current income

Tax-Free Money Fund Performance
Average Annual Total Return Through April 30, 1997
---------------------------------------------------
                             One Year     Five Years     Ten Years     Lifetime
-------------------------------------------------------------------------------
Tax-Free Money Fund A Class   +2.79%        +2.39%        +3.50%        +4.14%
-------------------------------------------------------------------------------
U.S. Consumer Price Index     +2.80%        +2.82%        +3.79%        +3.52%

Past performance does not guarantee future results. Tax-Free Money Fund A Class shares were initially offered 9/17/81. Average annual returns of Tax-Free Money Consultant Class, initially offered 3/15/88, were +2.79%, +2.39%, +3.44% and +4.10% for the one-year, five-year, 10-year and lifetime periods ended April 30, 1997. Source of inflation data: Bloomberg Business News.

1                              1997 annual report

Financial Statements
Delaware Group Tax-Free Money Fund, Inc.
Statement of Net Assets
April 30, 1997

------------------------------------------------------------------------------------
                                                              Principal       Market
                                                               Amount         Value
                                                           -------------------------
*VARIABLE RATE DEMAND NOTES -
    66.85%
  Allegheny County, Pennsylvania Hospital Development
    Authority Revenue (Presbyterian University
    Hospital) Series D (MBIA) 4.60% 05/01/97 ............   $ 100,000       $ 100,000
  Allegheny County, Pennsylvania - Series
    C-41 4.60% 05/01/97 .................................     800,000         800,000
  Florida Housing Finance Agency Multifamily
    (Guaranteed Housing Revenue Town Colony
    II Project CG Life) 4.65% 05/07/97 ..................   1,700,000       1,700,000
  Georgia Municipal Electric Authority, Ser 85C
    (Loc Bayersiche Bank) 4.50% 05/07/97 ................   1,500,000       1,500,000
  Illinois Development Finance Authority Pollution
    Control Revenue - (Amoco Oil Co Project)
    4.00% 05/01/97 ......................................   1,100,000       1,100,000
  Jackson County, Mississippi Port Facility Revenue
    (Chevron USA Project) 4.00% 05/01/97 ................     400,000         400,000
  Louisiana Public Facilities Authority
    (Louisiana Water Company) (LOC,
    Bank One) 4.55% 05/07/97 ............................   1,000,000       1,000,000
  Lynchburg, Virginia Industrial Development
    Authority (VHA Mid Atlantic) (AMBAC)
    4.60% 05/07/97 ......................................   1,000,000       1,000,000
  Montgomery, Alabama BMC/VHA-85A (AMBAC)
    4.60% 05/07/97 ......................................     300,000         300,000
  Montgomery County, Maryland Housing
    Opportunities Community Multifamily Housing
    Revenue (Falkland Apartments) (LOC,
    CG Life) 4.55% 05/07/97. ............................   1,600,000       1,600,000
  Montgomery County, Pennsylvania Industrial
    Development Authority Revenue
    (Ikea Property Project) (LOC,
    Morgan Guaranty Trust Company)
    4.60% 05/01/97.......................................   1,400,000       1,400,000
  Montgomery, Alabama BMC Special Care Facilities -
    Series C (AMBAC) 4.60% 05/07/97 .....................     400,000         400,000
    New York, New York,Series B-2 (LOC Morgan
    Guaranty) 4.25% 05/01/97 ............................     500,000         500,000
  Ohio Housing Finance Agency Multifamily Housing
    Revenue (Kenwood Congregate Retirement)
    (LOC, Morgan Guaranty)
    3.35% 05/01/97.......................................   1,000,000       1,000,000
  Pittsburgh, Pennsylvania Urban Development
    Authority (Wood Street Commons)
    (LOC PNC) 4.13% 05/07/97 ............................   1,205,000       1,205,000
  Port of Seattle, Washington 97 - (LOC,
    Canadian Imperial Bank) 4.05% 05/07/97 ..............   1,800,000       1,800,000
  Red River, Authority of Texas Pollution Control
    Revenue 4.50% 05/01/97...............................     300,000         300,000


-------------------------------------------------------------------------------

                                                              Principal       Market
                                                               Amount         Value
                                                           -------------------------

VARIABLE RATE DEMAND NOTES
  (Continued)
  Sayre, Pennsylvania Health Care Facilities
    Authority Revenue (Pennsylvania Capital
    Funding Project - Series B) (AMBAC)
    4.55% 05/07/97.......................................$  800,000       $   800,000
  Sayre, Pennsylvania Health Care Facilities
    Authority Revenue (Pennsylvania Capital
    Funding Project - Series J) (AMBAC)
    4.55% 05/07/97.......................................   200,000           200,000
  St. Charles Parish, Louisiana Pollution Control
    Revenue (Shell Oil - Project B)
    4.00% 05/01/97....................................... 1,100,000         1,100,000
  Vermont Educational & Health Buildings Financing
    Agency Revenue (VHA New England Inc. -
    Series A) (AMBAC) 4.65% 05/07/97 ....................   400,000           400,000
  Vermont Educational & Health Buildings Financing
    Agency Revenue (VHA New England Inc. -
    Series B) (AMBAC) 4.65% 05/07/97 ....................   500,000           500,000
  Vermont Educational & Health Buildings Financing
    Agency Revenue (VHA New England Inc. -
    Series D) (AMBAC) 4.65% 05/07/97 ....................   600,000           600,000
  Washington County, Pennsylvania Authority Lease
    Revenue, (Eye & Ear Properties)
    Series B-1E - 4.60% 05/01/97 (LOC-PNB) ..............   400,000           400,000
    Series B-1C 4.60% 05/01/97
    (LOC-PNB)............................................ 1,100,000         1,100,000
  Winston Salem (North Carolina Certificates of
    Participation) (LOC, Credit Suisse)
    4.65% 05/01/97....................................... 1,650,000         1,650,000
                                                                          -----------
 Total Variable Rate Demand Notes .......................                  22,855,000
                                                                          -----------
 ANTICIPATION NOTES - 16.72%
 Burlington County, New Jersey Bond Anticipation
    Notes - 96 4.25% 06/13/97 ........................... 1,500,000         1,500,765
 Iowa State School Cash Anticipation Program
    Warrants - Series B FSA 4.25% 01/30/98 .............. 1,500,000         1,506,508
 Maricopa County, Arizona School District #214
    Tolleson (Tax Anticipation Notes - Series B)
    4.55% 07/31/97....................................... 1,200,000         1,201,302
 Texas State Tax & Revenue Anticipation Notes
    4.75% 08/29/97....................................... 1,500,000         1,507,480
                                                                          -----------
 Total Anticipation Notes ...............................                   5,716,055
                                                                          -----------

**PUT BONDS - 5.26%
  New Hampshire Higher Educational & Health
    Facilities Authority Revenue (Dartmouth
    Educational) AMT 3.63% 06/01/97 ..................... 1,000,000         1,000,000
  New Hampshire Higher Educational & Health
    Facilities Authority Revenue (Dartmouth
    Educational) 4.10% 06/01/11 .........................   800,000           800,000
                                                                          -----------
  Total Put Bonds........................................                   1,800,000
                                                                          -----------

                                     1997 annual report                        2

-------------------------------------------------------------------------------

                                                           Principal        Market
                                                            Amount          Value
                                                          ------------------------

  OTHER NOTES - 10.26%
  Allegheny County, Pennsylvania Hospital Development
    Authority (Health Center - University of Pittsburgh -
    Series A) 3.90% 04/01/98 ............................$  750,000      $    750,000
  Temple University of the Commonwealth System of
    Higher Education, Pennsylvania
    4.63% 05/20/97....................................... 1,800,000         1,800,835
  Tulsa, Oklahoma Industrial Authority Hospital
    Revenue (Hillcrest Medical Center Project)
    Connie Lee 5.25% 06/01/97 ...........................   955,000           955,822
                                                                           ----------
  Total Other Notes......................................                   3,506,657
                                                                           ----------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 99.09%
    (COST $33,877,712)***................................                  33,877,712
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.91%                     310,769
                                                                           ----------


  NET ASSETS APPLICABLE TO 32,659,150 TAX-FREE MONEY FUND
   A CLASS SHARES AND 1,529,331 CONSULTANT CLASS SHARES
   OUTSTANDING; EQUIVALENT TO $1.00 PER SHARE - 100.00%                   $34,188,481
                                                                          ===========

------------------
AMBAC - Insured by AMBAC Indemnity Corporation.
Connie Lee - Insured by College Construction Insurance Association. LOC - Scheduled principal and interest payments are guaranteed by a letter of credit with the named Company or Bank.
MBIA - Insured by the Municipal Bond Insurance Association.

* Variable Rate Demand Notes - The interest rate shown is the rate as of April 30, 1997, and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
**   Put Bonds - The maturity date shown is the same as the put date.
***  Also the cost for federal income tax purposes.

                                 See accompanying notes

Delaware Group Tax-Free Money Fund, Inc.
Statement of Operations
Year ended April 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest................................                        $1,268,066

EXPENSES:
 Management fees ($167,125) and
  directors' fees (8,664)................    $175,789
 Dividend disbursing, transfer agent
  and shareholder servicing fees ........      55,662
 Professional fees.......................      18,618
 Custodian fees..........................      13,925
 Reports and statements to shareholders..      12,932
 Accounting fees and salaries............      11,270
 Other...................................       3,392               291,588
                                              -------            ----------
 NET INVESTMENT INCOME...................                         $ 976,478
                                                                 ==========
                                    See accompanying notes

Delaware Group Tax-Free Money Fund, Inc.
Statement of Changes in Net Assets
--------------------------------------------------------------------
                                                   Year Ended
                                              4/30/97       4/30/96
                                           ---------------------------
OPERATIONS:
Net investment income....................   $ 976,478     $ 1,377,972

DISTRIBUTIONS TO SHAREHOLDERS FROM
 NET INVESTMENT INCOME:
 Tax-Free Money Fund A Class ............    (935,545)     (1,324,068)
 Tax-Free Money Fund Consultant Class ...     (40,933)        (53,904)
                                           -----------     -----------
                                             (976,478)     (1,377,972)
                                           -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Tax-Free Money Fund A Class ..........  33,819,386      45,058,526
   Tax-Free Money Fund Consultant Class .   1,911,756       2,587,979
 Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   Tax-Free Money Fund A Class ..........     898,384       1,272,749
   Tax-Free Money Fund Consultant Class .      40,638          53,808
                                           ----------      ----------
                                           36,670,164      48,973,062
                                           ----------      ----------
 Cost of shares repurchased:
  Tax-Free Money Fund A Class ........... (37,537,625)    (65,295,936)
  Tax-Free Money Fund Consultant Class ..  (1,875,259)     (2,804,135)
                                          ------------     -----------
                                          (39,412,884)    (68,100,071)
                                          ------------     -----------
 Decrease in net assets derived from
  capital share transactions.............  (2,742,720)    (19,127,009)
                                          ------------    ------------
 NET DECREASE IN NET ASSETS .............  (2,742,720)    (19,127,009)
                                          ------------    ------------

 NET ASSETS:
   Beginning of year.....................  36,931,201      56,058,210
                                          -----------     -----------
   End of year........................... $34,188,481     $36,931,201
                                          ===========     ===========

                              See accompanying notes

3                               1997 annual report

Delaware Group Tax-Free Money Fund, Inc.
Financial Highlights
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:


                                                                     TAX-FREE MONEY FUND A CLASS
                                                          ------------------------------------------------
                                                                             Year Ended
                                                          4/30/97    4/30/96   4/30/95   4/30/94   4/30/93
 Net asset value, beginning of year................       $1.0000    $1.0000   $1.0000   $1.0000   $1.0000

 Income from investment operations:
   Net investment income...........................        0.0275     0.0293    0.0255    0.0158   0.0201
                                                          -------    -------    ------  --------  -------
   Total from investment operations................        0.0275     0.0293    0.0255    0.0158   0.0201
                                                          -------    -------    ------   -------  -------


 Less distributions:
   Dividends from net investment income............       (0.0275)   (0.0293)  (0.0255)  (0.0158) (0.0201)
                                                          -------    -------   -------  --------  -------
   Total distributions.............................       (0.0275)   (0.0293)  (0.0255)  (0.0158) (0.0201)
                                                          -------    -------   -------   -------  -------
   Net asset value, end of year....................       $1.0000    $1.0000   $1.0000   $1.0000  $1.0000
                                                          =======    =======    ======   =======  =======
 Total return......................................          2.79%       2.97%    2.59%     1.59%    2.03%

 Ratios/supplemental data:
   Net assets, end of year (000 omitted)...........       $32,659     $35,479  $54,444   $44,707  $43,886
   Ratio of expenses to average net assets.........          0.82%       0.90%    0.96%     0.99%    0.94%
   Ratio of net investment income to average net
    assets.........................................          2.75%       2.95%    2.57%     1.58%    2.03%


                                                                TAX-FREE MONEY FUND CONSULTANT CLASS
                                                          ------------------------------------------------
                                                                             Year Ended
                                                          4/30/97    4/30/96   4/30/95   4/30/94   4/30/93
 Net asset value, beginning of year................       $1.0000    $1.0000   $1.0000   $1.0000   $1.0000

 Income from investment operations:
  Net investment income............................        0.0275     0.0293    0.0255    0.0158    0.0201
                                                           ------     ------    ------    ------    ------
  Total from investment operations.................        0.0275     0.0293    0.0255    0.0158    0.0201
                                                           ------     ------    ------    -------   ------
 Less distributions:
  Dividends from net investment income.............       (0.0275)   (0.0293)  (0.0255)  (0.0158)  (0.0201)
                                                          --------   --------  --------   -------  -------
  Total distributions..............................       (0.0275)   (0.0293)  (0.0255)  (0.0158)  (0.0201)
                                                          --------   --------  --------   -------  -------
  Net asset value, end of year.....................       $1.0000    $1.0000   $1.0000   $1.0000   $1.0000
                                                          =======    =======   =======   =======   =======
Total return.......................................          2.79%      2.97%     2.59%     1.59%     2.03%

Ratios/supplemental data:
  Net assets, end of year (000 omitted)............        $1,529     $1,452    $1,614    $1,407    $1,846
  Ratio of expenses to average net assets..........          0.82%      0.90%     0.96%     0.99%     0.94%
  Ratio of net investment income to average
   net assets......................................          2.75%      2.95%     2.57%    1.58%     2.03%

                             See accompanying notes

4                              1997 annual report

Delaware Group Tax-Free Money Fund, Inc.
Notes to Financial Statements
April 30, 1997
-------------------------------------------------------------------------------
Delaware Group Tax-Free Money Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers two classes of shares.

The investment objective of the Tax-Free Money Fund is to seek a high level of current income, exempt from federal income tax, while preserving principal and maintaining liquidity consistent with prudent investment management.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities are valued at amortized cost which approximates market value. Security transactions are recorded on the date the securities are purchased or sold (trade date). Premiums and discounts are amortized on a pro-rata basis and included in interest income.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. The Fund declares dividends daily from net investment income and pays such dividends monthly. Realized gains, if any, will be distributed annually.

2. Investment Management Fee and Distribution Agreements In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at 0.50% of the average daily net assets of the Fund, less fees paid to the independent directors. At April 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $15,548.

Pursuant to the Distribution Agreement, the Fund may pay Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1fee not to exceed 0.30% of the average daily net assets of the Consultant Class. Effective June 1, 1990, 12b-1 Plan payments from the Consultant Class to DDLP were suspended but may be reinstated in the future.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. The Fund expensed $6,768 for accounting services. At April 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $9,088.

3. Capital Stock
Transactions in capital shares of the Fund were as follows:

                                                       Year Ended
                                                 4/30/97        4/30/96
Shares sold:
 Tax-Free Money Fund A Class ...............    33,819,386   45,058,526
 Tax-Free Money Fund Consultant Class ......     1,911,756    2,587,979

Shares issued upon reinvestment of dividends:
 from net investment income:
 Tax-Free Money Fund A Class ...............       898,384    1,272,749
 Tax-Free Money Fund Consultant Class ......        40,638       53,808
                                                ----------  -----------
                                                36,670,164   48,973,062
                                                ----------  -----------
Shares repurchased:
 Tax-Free Money Fund A Class ...............   (37,537,625) (65,295,936)
 Tax-Free Money Fund Consultant Class ......    (1,875,259)  (2,804,135)
                                               ------------  -----------
                                               (39,412,884) (68,100,071)
                                               ------------   ----------
 Net decrease ..............................    (2,742,720) (19,127,009)
                                               ============ ============

4. Concentration of Credit Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

5                             1997 annual report

Delaware Group
Tax-Free Money Fund, Inc.
Report of Independent Auditors
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Tax-Free Money Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Group Tax-Free Money Fund, Inc. (the "Fund") as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period the ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of Delaware Group Tax-Free Money Fund, Inc. at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                            Ernst & Young LLP
Philadelphia, Pennsylvania
June 5, 1997

6                             1997 annual report

This report must be preceded or
accompanied by a current Tax-Free Money
Fund prospectus and the Delaware Group
Fund Performance Update for the most
recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S.
Government.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Right Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London


Printed in the USA on
recycled paper

AR-006[3/97]TKO6/97
(J-42)